JANUARY 12, 2017

SUPPLEMENT TO

HARTFORD CAPITAL APPRECIATION HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

SUMMARY PROSPECTUS DATED MAY 1, 2016

Saul J. Pannell, CFA has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to Hartford Capital Appreciation HLS Fund (the “Fund”), as of December 31, 2017.  Accordingly, Mr. Pannell will no longer serve as a portfolio manager to the Fund as of December 31, 2017.  Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members. Over the course of the year, Mr. Stahl and Mr. Thomas will reallocate the assets managed by Mr. Pannell to the other underlying sleeve managers in the Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7296	January 2017